# Citi Global Property CEO Conference
## March 14-16, 2016


KUEHNE+NAGEL
Kuehne & Nagel, Camp Creek Business Park, Atlanta Airport Submarket

RELIABLE. ANSWERS.

Duke REALTY

# Contents



# Strategy for Increasing Shareholder Value

### Continued improvement in asset quality

- Industrial – Grow the overall portfolio mainly through development and select strategic acquisitions. Maintain best in class quality in strategic distribution corridors.
- MOB – Continue to grow through development. Maintain best in class quality with top rated health systems.
- Office – Continue to dispose of assets. Expect to be less than 2% of NOI by year-end 2016



ASSET STRATEGY
OPERATIONS STRATEGY
CAPITAL STRATEGY

### Grow cash flow (AFFO) and net asset value (NAV)

- Maintain occupancy with Best in Class portfolio
- Improved rent growth through rental rate increases and annual escalations
- Focus on minimization of capital expenditures
- Value creation through delivery of development projects and monetization of land

### Continue to improve overall leverage profile

- Fund development and debt maturities with disposition proceeds
- Balance debt maturities and reduce weighted average borrowing costs
- Improve credit profile to BBB+ levels


Con-way


amazon
fulfillment





# INDUSTRIAL STRATEGY AND MACROECONOMIC DRIVERS

# Industrial Strategy

- Leverage 40 years of industrial operating and development experience as primary driver of company growth
- Focus on larger, modern bulk distribution product which results in higher credit quality tenants with fewer overall tenants to manage
- Geographic strategy focused on major markets in key trucking, rail and shipping corridors
- Growing NOI stream with contractual rent escalations and increasing rental rates on rollover; capture improving market rent growth; low capex
- Leverage expertise in e-commerce and supply chain reconfiguration along with key long term relationships with national tenants
- Utilize land positions in existing markets to grow platform through higher yield development

# Leading Indicators Point To Continued GDP Growth | GDP Drives Logistics Demand


Leading Economic Indicators† Growth (Y/Y)
GDP Growth (Y/Y)
20%
10%
0%
(10%)
(20%)
6%
4%
2%
0%
(2%)
(4%)
(6%)
Leading economic indicators are 60% - 80% correlated with GDP growth with a 1-3 quarter lead
2001
2003
2005
2007
2009
2011
2013
2015
2017


Logistics* Demand Growth (Y/Y)
GDP Growth (Y/Y)
6%
4%
2%
0%
(2%)
(4%)
(6%)
GDP is 50%-70% correlated with logistics absorption with a 1-3 quarter lead
Forecast net absorption = 255 MSF over next 2 years
2001
2003
2005
2007
2009
2011
2013
2015
2017

Sources: Moody's Analytics; Conference Board; BEA; CoStar Portfolio Strategy

As of 15Q4

†Leading Indictors comprises index of manufacturing hrs worked; jobless claims; manufacturers' new consumer goods, materials, and nondefense capital goods orders (excl aircraft); private housing permits; stock prices; Leading Credit Index; 10-year UST less FF rate spread; consumer sentiment. *National index comprising 54 major Core Based Statistical Areas (CBSAs) per U.S. OMB. "Logistics" defined as facilities with at least 1 dock door per 10,000 SF, 28'+ clear heights, no more than 5% office.

# Retail Sales Drives Logistics Demand | E-Commerce Sales growth driving strong Big Box demand



Logistics Demand Growth (Y/Y)* & Big Box† Demand Growth (Y/Y)
Retail Sales Growth, Ex-Auto & Gas (Y/Y)
E-Commerce Sales Growth (Y/Y)
12%
8%
4%
0%
(4%)
36%
24%
12%
0%
(12%)
Big Box† Demand Growth
E-Commerce is 70%-80% correlated with big box absorption with a 1-4 quarter lead
Real E-Commerce Sales Growth (Y/Y)
Logistics Demand Growth
Real Retail Sales Growth, Ex-Auto & Gas (Y/Y)
2003
2005
2007
2009
2011
2013
2015
2017
As of 15Q4

Sources: Moody's Analytics; U.S. Census Bureau; CoStar Portfolio Strategy

*National index comprising 54 major Core Based Statistical Areas (CBSAs) as defined by the U.S. OMB. "Logistics" defined as industrial facilities with at least 1 dock door per 10,000 SF, 28'+ clear heights, no more than 5% office. †"Big Box" = Logistics 100K SF+ & 1995+. Forecasts not available for Big Box absorption or retail sales ex- auto & gas.

# Logistics Vacancies Below Long-Term Average | Rent Growth Outlook Remains Positive



Demand Growth &
Supply Growth (MSF)*
Vacancy
200
150
100
50
0
(50)
15%
13%
11%
9%
7%
Demand
Supply
13.3%
Average:10.6%
7.8%
8.2%
2001
2003
2005
2007
2009
2011
2013
2015
2017



Rent Growth (Y/Y)*
0.9%
-2.9%
-1.4%
1.9%
2.7%
3.9%
5.0%
0.1%
-7.1%
-4.8%
-1.2%
1.4%
3.7%
4.6%
5.6%
3.5%
2.4%
2001
2003
2005
2007
2009
2011
2013
2015
2017

As of 15Q4

Source: CoStar Portfolio Strategy

*National index comprising 54 major Core Based Statistical Areas (CBSAs) as defined by the U.S. Office of Management and Budget


1009
Park 840 (Starbucks), Nashville, TN

# ASSET STRATEGY
# INDUSTRIAL PORTFOLIO

# Premier Quality Industrial Portfolio

## Building Size Breakdown



<100K SF:
6%
6 Million
Total SF
100K-500K SF:
52%
59 Million
Total SF
48 Million
Total SF
>500K SF:
42%

*Note: Figures represent in-service population at pro rata ownership share*

## Average Tenant Size

(in square feet)



27K
98K
531K
<100K SF
100K-500K SF
>500K SF

## Occupancy



92%
97%
97%
<100K SF
100K-500K SF
>500K SF

*Note: Figures represent in-service population at pro rata ownership share*

# In-Service Industrial Portfolio – Peer Comparison

## U.S. Industrial Exposure

(in millions of square feet)


< 100K SF
100K-500K SF
> 500K SF
288
42
166
80
PLD
113
6
59
48
DRE
80
11
44
25
LPT
62
9
39
15
DCT
62
16
32
14
FR
50
3
38
9
STAG
35
19
16
EGP

Source: Estimates based on pro rata ownership percent of domestic, industrial-only facilities per Q4 supplemental reports. Building count by size allocations per CoStar database.

## Average Building Size

(000's square feet)


87
106
157
166
182
186
281
EGP
FR
DCT
PLD
LPT
STAG
DRE

Source: Estimates based on domestic, industrial-only facilities per Q4 2015 company supplementals. (LPT and STAG per CoStar Feb 2016 ). No adjustment for partial property ownership interests.

## Average Building Age

(in years)


DRE 11
LPT 12
DCT 17
PLD 17
EGP 18
FR 21
STAG 25

Source: Per CoStar database based on wtd avg RBA basis, bulk and flex categories, February 2016. DRE per internal records. No adjustment for partial property ownership interests.

# Industrial Portfolio Transformation


Seattle
Northern California
Southern California
Phoenix
Minneapolis
Chicago
Indianapolis
St. Louis
Columbus
Cincinnati
Nashville
Pennsylvania
New Jersey
Baltimore
Washington DC
Raleigh
Atlanta
Savannah
Dallas
Houston
Central Florida
South Florida
Note: Basis is $ invested and at ownership share
2009 Concentration
2015 Q4 Concentration
< $100 million
$100 - $150 million
$150 – $200 million
$200 – $300 million
$300 – $450 million
> $450 million

- Increased the size of industrial portfolio by adding over $2.8 billion of new industrial investments since 2009.
- Improved the quality and number of regions.
- Tier 1 market NOI:

| | |
|---|---|
| Chicago | 10.4% |
| Atlanta | 8.2% |
| Dallas | 7.8% |
| South Florida | 7.4% |
| So Cal. | 3.2% |
| Pennsylvania | 2.7% |
| New Jersey | 2.2% |
| | 41.9% |

# Leading the Nation in E-commerce Relationships

amazon
BON-TON
carter's
Crate&Barrel
Walmart
Save money. Live better.

RH
RESTORATION HARDWARE

TigerDirect

GNC
LIVE WELL.



STAPLES

Innotrac

weber

HD SUPPLY

ULTA
BEAUTY

Room&Board

follett
HIGHER EDUCATION GROUP


St. Vincent
CARMEL
WOMEN'S CENTER
St. Vincent Women's Medical Center, Indianapolis, IN

# ASSET STRATEGY
# MEDICAL OFFICE PORTFOLIO

# Medical Office Platform Enhances Risk-adjusted Returns

- Growth industry with recession resistant performance
- Best in class development team able to produce consistent development opportunities through economic cycles
- Substantially all on-campus and/or aligned with major hospital systems
- Long term leases averaging nearly 13 years
- Consistent NOI growth with typical leases including 2-3% annual net rent escalations and expense increase pass-throughs

# Medical Office Portfolio

| | In-Service | Under Development | Total |
|---|---|---|---|
| Properties | 73 | 10 | 83 |
| Square Feet | 5.9 M | 636K | 6.6 M |
| Investment $ | $1.4 B | $246 M | $1.7 B |
| Annual NOI $ (1) | $113 M | $18 M | $131 M |
| Leased Occupancy | 96% | 81% | 94% |

*As of 12/31/15*

*(1) In-service represents actual annualized NOI for most recent quarter. Under development represents estimated stabilized NOI.*


MOB Off-Campus 2%
MOB Aligned w/ Health System 23%
MOB On-Campus 75%

**Investment by product type**

# Top Health System Relationships

## High Quality, Growing Cash Flow and Strong Development Opportunities

| Health System | Credit Rating (Moody's) | Rentable SF | % of Total Square Feet |
|---|---|---|---|
| Baylor Scott & White | Aa3 | 1,108,000 | 17.9% |
| Ascension Health | Aa2 | 454,000 | 7.4% |
| Catholic Health Initiatives | A2 | 382,000 | 6.2% |
| Health & Hospital Corp Marion County | Aa1 | 274,000 | 4.4% |
| Adventist Health | Aa2 | 242,000 | 3.9% |
| Veterans Administration | Aaa | 224,000 | 3.6% |
| Carolinas Health | Aa3 | 190,000 | 3.1% |

**Overall 49% of space leased to "A" or better rated tenants**

### Lease Expirations
(% of Avg. Annual Rental Revenue)



2%
3%
8%
6%
7%
5%
6%
2016
2017
2018
2019
2020
2021
2022

*As of 12/31/15*

# Best in Class Medical Office Platform

## Peer Comparison

| | DRE | HCN | HCP | HR | HTA | VTR |
|---|---|---|---|---|---|---|
| **Portfolio Size** | | | | | | |
| Number of Properties | 83 | 243 | 227 | 198 | 305 | 371 |
| Square Feet (in MM's) | 6.6 | 16.2 | 17.1 | 14.3 | 15.5 | 20.6 |
| Total Investment (in $MM's) | $1,688 | N/A[1] | $3,475 | $3,339 | $3,636 | $5,181 |
| **Operating Statistics** | | | | | | |
| Average Age[2] | 7 yrs | 12 yrs | 22 yrs | N/A | 11 yrs | 16 yrs |
| Square Feet / Property | 79k SF | 67k SF | 75k SF | 72k SF | 51k SF | 56k SF |
| Est'd Annualized NOI $ / SF | $19.1 | $19.5 | $15.8 | $16.7 | $18.5 | $18.6 |
| In-Service Occupancy | 95.5% | 95.1% | 91.9% | 87.6% | 92.0% | 92.3% |
| Same Prop NOI Growth | 5.4% | 2.5% | 2.1% | 5.2% | 3.1% | 2.3% |
| % of MOB's On-Campus / Aligned[3] | 97.8% | 95.2% | 94.8% | 89.0% | 97.0% | 96.0% |

(1) HCN discontinued reporting Total Investment $ by product type in 1Q15, therefore, metrics above tied to Investment $ is not attainable for 4Q15. For reference, Total Investment $ for HCN Outpatient Medical was $3.98B at December 31, 2014.
(2) Average age per disclosure or weighted on average investment basis per latest 10K filing
(3) On-Campus / Aligned refers to a property that is 1) located on or adjacent to a healthcare system, 2) off-campus and leased 50% or more to a healthcare system, or 3) an ASC / specialty hospital with a hospital partnership interest

**Sources:** Per quarterly Company filings/Financial Supplements for HCP, VTR, HCN, HR, & HTA.
DRE HC per quarterly Company filings/Financial Supplements & HC Portfolio Analysis & Projections.

# Very Strong Pricing for Top Quality Assets


9.0%
8.0%
7.0%
6.0%
5.0%
CAP RATE
MidWest Ortho at RUSH Medical Building
Chicago, IL
$63,200,000
Sold January 2015
Red Rocks Medical Center
Golden, CO
$52,000,000
Sold October 2014
Renewal Medical Center
Lone Tree, CO
$7,900,000
Sold February 2015
Bend Memorial Clinic
Bend, OR
$34,600,000
Sold May 2015
Class "A" On-Campus MOB 5.00% - 5.50%
Class "A" Off-Campus MOB 5.50% - 6.00%
Class "B" On-Campus MOB 6.00% - 6.50%
Class "B" Off-Campus MOB 6.50% - 7.50%
Duke Realty's Portfolio
LOWER
PERCEIVED RISK
HIGHER

*Source: CBRE Capital Markets, August 2015*


Legacy Commerce Center Brownfield Development, Linden, NJ

# ASSET STRATEGY
# DEVELOPMENT CAPABILITIES

# Development Strategic Advantages

- Over 40 years of experience in development
- Land held for development is located in strategic locations that can support more than 32 million square feet of Industrial development
- Strategic relationships with national customers, with 80% of development starts since 2009 repeat business
- Fully staffed internal team involved in all aspects of development, including pre-construction and construction to deliver lowest cost projects
- Risk management policies in place to govern development pipeline size and speculative exposure

| Track Record | Project Count | Investment ($ millions) | Yield(1) | Estimated Value Creation at Market Cap Rates(2) | Estimated Profit Margin |
|---|---|---|---|---|---|
| 2005 – 2015 | 271 | $5,225 | 8.0% | $953 million | 18% |
| Dec 31 Pipeline | 28 | 665 | 6.9% | $115 million | 17% |
| Total | 299 | $5,890 | 7.9% | $1,068 million | 18% |

(1) Based on final stabilized initial cash yield; (2) Value creation uses market cap rates at delivery date, with cap rate sources per CBRE and internal records

# Scalable Development Platform - Proven through Cycles


Development Starts
(in $ millions)
Office
Medical
Industrial
$130M Total
56
74
$202M Total
63
120
19
$519M Total
23
194
302
$665M Total
114
179
372
$563M Total
77
112
374
$684M Total
156
528
$600M to $400M
2010
2011
2012
2013
2014
2015
2016 Guidance

Medical office development was significant even during recession

# Successful Execution of Speculative Developments

## Post-Recession Speculative Development Projects Now In-Service

| Product Type | # of Projects | Value ($MM) | Occupancy at start date | Dec 31, 2015 Occupancy |
|---|---|---|---|---|
| Industrial | 18 | $337 | 7% | 71% |
| MOB | 10 | 140 | 52% | 90% |
| **Totals** | **28** | **$477** | **12%** | **73%** |

Highly successful lease-up execution of post-2009 speculative / partially leased developments placed in service by December 31, 2015

# 2015 Select Industrial Development Starts



**Chicago**
- Two build to suits for Fellowes and Shorr Packaging
- 499,000 SF and 243,000 SF
- 100% pre-leased for 10 and 12 years



**Columbus**
- Build to suit JV development for Amazon
- 1,016,000 SF
- 100% pre-leased for 15 years



**Eastern Pennsylvania**
- Speculative development in Lehigh Valley
- 1,104,000 SF



**Minneapolis -St.Paul**
- Build to suit for Milestone Technologies
- 242,000 SF
- 100% pre-leased for 10 years



**Indianapolis**
- Build to suit JV development in Airport submarket for IDS
- 451,000 SF
- 100% pre-leased for 13 years



**New Jersey**
- Speculative development near Newark Airport
- 495,000 SF



**Baltimore**
- Speculative development at Port of Baltimore
- 264,000 SF
- 76% pre-leased to Lochridge for 10 years



**Dallas**
- Build to suit for Shippers Warehouse
- 589,000 SF
- 100% pre-leased for 10 years



**Houston**
- Speculative development
- 110,000 SF
- 68% pre-leased to Floor & Décor for 10 years



**South Florida**
- Four speculative developments
- 405,000 SF
- 10% pre-leased



**Atlanta**
- Speculative development near Hartsfield airport
- 615,000 SF

# Healthcare Development Pipeline


Centegra Health
• 70% pre-leased development in Chicago
• 80,000 SF
Centerre
• Build to suit development in Cleveland area
• 55,000 SF
• 100% pre-leased for 15 years
Main Line Health
• 54% pre-leased development in Philadelphia
•100,000 SF
Emerus/SCL Health
• Three build to suits in Denver area totaling 129,000 SF
• 100% pre-leased for 15 year terms
Bethesda Hospital
• Build to suit expansion in Cincinnati
• 49,000 SF
• 100% pre-leased for 15 years
Tri-Health
• Build to suit development in Cincinnati
• 69,000 SF
• 100% pre-leased for 15 years
Baylor, Scott and White
• 50% pre-leased development in Dallas
• 76,000 SF
Baptist Health
• 81% pre-leased development
• 78,000 SF






# CAPITAL RECYCLING / SELF-FUNDING

# Strategic Capital Recycling Activity since 2011

Proceeds from Dispositions used to fund development and acquisitions, de-lever the balance sheet and position for long-term AFFO growth

*(Figures in $000's)*

| Year | Dispositions | Development Starts | Acquisitions |
|---|---|---|---|
| 2011 | 1,634,000 | 202,000 | 727,000 |
| 2012 | 140,000 | 519,000 | 780,000 |
| 2013 | 877,000 | 665,000 | 545,000 |
| 2014 | 736,000 | 563,000 | 131,000 |
| 2015 | 1,818,000 | 684,000 | 28,000 |
| | **$ 5,205,000** | **$ 2,633,000** | **$ 2,211,000** |
| *2016 Est Ranges* | *$600-900M* | *$400-$600M* | *$0 - $50M* |


01
02
CROWN

# OPERATING STRATEGY

# Same Property Growth vs Peers

## DRE Same Property Growth Best in Sector since Recession and Lowest Volatility


7%
5%
3%
1%
-1%
DRE - Industrial only
Industrial Peer Average
2.3%
-4.8%
1.9%
0.9%
3.1%
3.2%
3.6%
2.5%
4.3%
3.0%
4.8%
4.7%
2010
2011
2012
2013
2014
2015

Source: Company supplementals and Green Street advisors. Annual data is TTM, YTD is straight average of quarterly data: Peers included to match Green Street sector quarterly - PLD, DCT, FR, EGP and LPT; peer average on a straight average basis.

# Low Capex and Low Volatility Cash Flow Characteristics

Historical Data since 2007 for Duke Industrial portfolio supports lower capex, higher occupancy and lower occupancy volatility for larger, modern facilities

Capital Expenditures Analysis

## Historical Average TIs/LCs

(as % of Net Effective Rent*)



16.1%
14.0%
12.9%
<100K SF
100K-500K SF
>500K SF

*Net Effective Rent ("NER") is the total rent collected over the life of a lease. Capex comprises second generation TI's and LC's.

## Historical Average Building Improvements**

(per square foot)



$0.15
$0.06
$0.02
<100K SF
100K-500K SF
>500K SF

** Comprises capital costs to maintain the quality and functionality of a building - primarily roof, HVAC, lobby, parking and truck court replacements.

## Historical Occupancy

(Stabilized, in-service properties only)



96.0%
92.2%
86.1%
97.4%
93.9%
88.0%
100.0%
98.4%
96.1%
<100K SF
100K-500K SF
>500K SF
Legend:
Historical High-to-Low
Average Occupancy since 2007 by Property Size =

# Continuing NOI Growth | Drivers of Future NOI Upside

## Steady Same Property NOI Growth

(Bulk and MOB)



+2.4%
+3.8%
+3.6%
+4.4%
+4.5%
2011
2012
2013
2014
2015

Note: On a TTM Basis

## Accelerating Rent Growth

(Represents growth in annual net effective rent on renewal leases; Industrial only)



-3.4%
1.8%
4.3%
9.7%
12.7%
2011
2012
2013
2014
2015

## NOI Building Blocks & Upside



Actual Q4 2015 (annualized)
Upside
(in 000's)
~ 3.5% Fwd 12-month growth assumption
(escalators + rent growth + occupancy)
$15.5
$443.8
Potential NOI Upside to Achieve Stabilization
$17.6
$98.6
~ 6.1% Growth Upside on Total NOI
$33.1
$542.4
Same Property NOI
Non-Same Property NOI
Total NOI

- Economic occupancy of non-same property pool of properties is 82%.
- Includes only Bulk and MOB properties in-service at 12/31/15. Excludes development pipeline.

# 6% CAGR in Cash Flow (AFFO)

## Minor FFO dilution from repositioning and de-leveraging more than offset by growth in cash flow


FFO/Share
AFFO/Share
$1.15
$0.76
$1.15
$0.78
$1.02
$0.82
$1.10
$0.90
$1.18
$0.96
$1.17
$1.01
$1.18
$1.05
2010
2011
2012
2013
2014
2015
2016
Guidance

| | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 Guidance |
|---|---|---|---|---|---|---|---|
| **AFFO Growth** | | 3% | 5% | 10% | 7% | 5% | 4% |
| **Efficiency Ratio** (AFFO/FFO) | 66% | 68% | 80% | 82% | 81% | 86% | 89% |

# Q4 Dividend Increase from Cash Flow Growth

### Solid Cash Flow Growth and Improving Payout Ratio since Recession


AFFO per share
1.02
0.88
0.74
Payout Ratio
89%
78%
67%
$0.76
$0.78
$0.82
$0.90
$0.96
$1.01
89%
87%
82%
76%
71%
68%
2010
2011
2012
2013
2014
2015E
AFFO/Share
AFFO Payout Ratio

### Very Strong Relative Peer AFFO Payout Ratio

Average: 79%


68%
69%
76%
79%
79%
105%
92%
DRE
FR
DCT
EGP
PLD
STAG
LPT

Source: Average of SNL & FactSet 2016 consensus, as of 2/1716. DRE at guidance mid-point

- Special dividend of $.20 per share for 2015
- 5.9% increase in regular quarterly dividend announced for Q4 2015, with future increases correlated to continued growth in AFFO per share, while maintaining payout ratio in an expected 65% to 75% range
- Taking advantage of superior quality portfolio to generate consistent AFFO growth and future dividend increases


Yusen Logistics, O'Hare submarket, Chicago, IL

# CAPITAL STRATEGY

# Balance Sheet Quality

- Continue to de-lever and fund development pipeline and near term debt maturities through asset sales
- Improved portfolio quality generating cash flow growth and improved coverage metrics
- Well balanced annual debt maturities
- Significant liquidity with $1.2 billion undrawn LOC
  - Primarily a liquidity cushion
- Leverage metrics at high BBB level
- In January S&P (BBB) and Moody's (Baa2) revised credit outlook from stable to positive

# Key Capital Metrics

| | 2013 Actual | 2014 Actual | Q4 2015 Actual | 2016 Guidance |
|---|---|---|---|---|
| Debt + Preferred to Gross Assets | 52% | 49% | 41% | **38 - 42%** |
| Fixed Charge[(1)] Coverage Ratio | 2.1x | 2.4x | 3.1x | **3.3 - 3.6x** |
| Debt + Preferred[(1)] /EBITDA | 7.7 | 7.0 | 6.0 | **5.6 - 6.0** |

*(1) FCC and D+P to EBITDA for 2013 and 2014 are calculated based on TTM and Q4 2015 and budget are calculated based on the current quarter annualized.*

# Balanced Debt Maturities



($ in millions)
Only 31% of debt matures through 2018
$365
$390
$327
$ 730
$ 143
$1,521
2016
2017
2018
2019
2020
Thereafter
Weighted Avg Interest Rate
5.86%
5.88%
5.64%
4.87%
6.66%
4.09%
JV Debt
Secured Debt
Unsecured Debt

* Balances above exclude Lafayette JV CMBS loan which will be eliminated by a conveyance of the properties.

# Conservative Relative Debt Structure with Upside



Fixed Charge Coverage Ratio(1)
Industrial Average: 3.6x
3.1x
4.4x
3.8x
3.3x
2.9x
DRE
PLD
EGP
DCT
FR



Net Debt / EBITDA(1)
Industrial Average: 6.6x
6.0x
6.6x
6.6x
6.7x
6.3x
DRE
PLD
EGP
DCT
FR

| | Debt Profile[2] Fixed | Variable | Wtd Avg Rate |
|---|---|---|---|
| **DRE** | 90% | 10% | **4.98%** |
| PLD | 88% | 12% | 3.30% |
| EGP | 85% | 15% | 3.80% |
| DCT | 81% | 19% | 4.48% |
| FR | 96% | 4% | 5.01% |

- DRE FCC lower than peers because of more conservative debt structure resulting in higher average interest rate and lower use of credit facilities
- If DRE's debt carried a 4.0% debt rate, the FCC would improve to approximately 4.1x.

(1) Source: DRE Q4 Supplemental; Peer Companies – Q4 Wells Fargo Fixed Income research
(2) Source: Company supplementals

**Conservative debt structure leaves more room for improvement in coverage and earnings metrics**

# WHY DUKE REALTY

# Why Duke Realty?

- ✓ Talent and Leadership with Proven Ability to Execute
- ✓ Superior Asset Quality
- ✓ Strategically Located Land Bank and Experienced Development Capabilities
- ✓ Proven Operational Success and Future Growth Opportunities
- ✓ Balance Sheet Strength
- ✓ Relative Value vs. Peers
- ✓ Top Tier Corporate Governance*

*ISS Quickscore launched in 2013 based on four "pillars" - Board Structure, Shareholder Rights, Compensation and Audit, which roll up scores from over 50 variables. For 2013, 2014 & 2015, DRE score ranked in top 10% of the Russell 3000 (excluding S&P 500 firms). For REIT sector, a leading research firm ranked DRE's composite corporate governance score in the 86th percentile on average 2010 -2015.

# 2016 Range of Estimates

*(dollars in millions except per share amounts)*

| Metrics | 2015 Actual | Range of Estimates | | Key Assumptions |
|---|---|---|---|---|
| | | Pessimistic | Optimistic | |
| **Core FFO per Share Attributable to Common Shareholders - Diluted** | $1.17 | $1.15 | $1.21 | - Continued solid operating fundamentals.<br>- Accretive development projects placed in service.<br>- Near-term dilution from dispositions partially offset by development deliveries. |
| **NAREIT FFO per Share Attributable to Common Shareholders - Diluted** | $0.86 | $1.12 | $1.24 | - Includes net gains on land sales, debt extinguishment costs and acquisition costs. |
| **Core AFFO per Share Attributable to Common Shareholders - Diluted** | $1.01 | $1.02 | $1.08 | - Continued benefits from asset repositioning strategy.<br>- Minimal dilution from dispositions. |
| **Average Occupancy** (in service, for bulk distribution and medical office only) | 96.4% | 95.4% | 96.4% | - Strong leasing economics.<br>- Impact from 5 million square feet of spec development added in 2015 and 2016. |
| **Same Property NOI Growth** (for bulk distribution and medical office only) | 4.5% | 2.75% | 4.25% | - Occupancy growth slowing.<br>- Continued solid rent growth expected, embedded lease escalators. |
| **Building Acquisitions** (Duke share) | $28 | $0 | $50 | - Aggressive pricing for high quality industrial facilities limiting opportunities. |
| **Building Dispositions** (Duke share) | $1,818 | $600 | $900 | - Continue to downsize office and prune industrial. |
| **Land Sale Proceeds** | $132 | $20 | $60 | - Opportunistic investment sales market. |
| **Development Starts** (JVs at 100%) | $684 | $400 | $600 | - Comprised of industrial and medical office.<br>- Monitor markets for speculative industrial opportunities. |
| **Service Operations Income** | $14 | $8 | $12 | - Focus on development over third party work.<br>- Lower fees from joint ventures. |
| **General & Administrative Expense** | $51 | $52 | $48 | - Stable G&A expectations. |
| **Effective Leverage** | 41% | 42% | 38% | - Deleveraging through dispositions |
| **Fixed Charge Coverage (Q4)** | 3.1 | 3.3 | 3.6 | - Disposition proceeds partially used for further deleveraging.<br>- High coupon debt maturity.<br>- Strong operational performance. |
| **Net Debt to EBITDA (Q4)** | 6.0 | 6.0 | 5.6 | - Reflects deleveraging and strong operational performance. |

# Forward-Looking Statement

This slide presentation contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation. Many of these factors are beyond our ability to control or predict. Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.

Certain of the financial measures appearing in this slide presentation are or may be considered to be non-GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in our most recent quarter supplemental report, which is available on our website at www.dukerealty.com. Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position. The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable.

# CoStar Disclaimer

These CoStar Portfolio Strategy materials contain financial and other information from a variety of public and proprietary sources. CoStar Group, Inc. and its affiliates (collectively, "CoStar") have assumed and relied upon, without independent verification, the accuracy and completeness of such third party information in preparing these materials.

The modeling, calculations, forecasts, projections, evaluations, analyses, simulations, or other forward-looking information prepared by CoStar and presented herein (the "Materials") are based on various assumptions concerning future events and circumstances, which are speculative, uncertain and subject to change without notice. You should not rely upon the Materials as predictions of future results or events, as actual results and events may differ materially. All Materials speak only as of the date referenced with respect to such data and may have materially changed since such date. CoStar has no obligation to update any of the Materials included in this document. You should not construe any of the data provided herein as investment, tax, accounting or legal advice.

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